IVY FUNDS

Delaware Ivy Multi-Asset Income Fund (the “Fund”)
(to be renamed Macquarie Multi-Asset Income Fund on or about December 31, 2024)

Supplement to the Fund’s Summary and Statutory Prospectuses and
Statement of Additional Information (SAI) each dated January 29, 2024, as amended

Effective on or about November 15, 2024 (Effective Date), Class I will be renamed Institutional Class. Each related reference is hereby replaced in the Fund’s prospectuses and SAI on the Effective Date. This Supplement supersedes any previously announced supplements relating to the share class name change.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2024.